Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Justin McAnear, the Chief Financial Officer of 10x Genomics, Inc. (the “Company”), hereby certify, that, to my knowledge:

3.    The Annual Report on Form 10-K for the period ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2020

By:	/s/ Justin McAnear
Justin McAnear Chief Financial Officer (Principal Financial and Accounting Officer)